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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Allegheny Technologies Incorporated of our report dated January 24, 2000, included in the 1999 Annual Report to Stockholders of Allegheny Technologies Incorporated, for the year ended December 31, 1999.


/s/ Ernst & Young LLP
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Ernst & Young LLP
Pittsburgh, Pennsylvania
September 26, 2000